Net Loss Per Share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Net Loss Per Share

11. Net Loss Per Share

Upon approval of shareholders of the Company on March 12, 2021, every 1.74 ordinary shares were consolidated into one ordinary share (the “Share Consolidation”) (Note 19). To calculate net loss per share, the number of shares used reflects such Share Consolidation retrospectively as of January 1, 2019, in the calculation of the weighted average number of ordinary shares outstanding.

Basic net loss per share is calculated by dividing the net loss attributable to owners of the Company by the weighted average number of ordinary shares outstanding. Basic and diluted net losses per share reflecting the effect of the issuance of ordinary shares by the Company are presented as follows.

	Year Ended December 31,
	2020	2021	2022
Net loss attributable to owners of the Company (RMB’000)	(779,225)	(1,306,824)	(797,055)
Weighted average number of ordinary shares outstanding (in thousands)	17,090	52,177	55,044
Basic and diluted net loss per share (RMB)	(45.6)	(25.0)	(14.5)

Options, preferred shares and Employee Share Purchase Plan ("ESPP") shares are considered potentially dilutive throughout the reporting period. However, since the Group had incurred losses for the years ended December 31, 2020, 2021 and 2022, the potential dilutive shares have an anti-dilutive effect on net loss per share if they are converted to ordinary shares. Thus, diluted net loss per share is equivalent to the basic net loss per share.